SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the  Registrant [ X ]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              ASB FINANCIAL CORP.
               (Name of Registrant as Specified In Its Charter)

   -------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules O-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

     1)   Title of each class of securities to which transaction applies:
          ___________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:
          ___________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ___________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:
          ___________________________________________________________________

     5)   Total fee paid:
          ___________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            ____________________________________________________
      2)    Form, Schedule or Registration Statement No.:
            ____________________________________________________
      3)    Filing Party:
            ____________________________________________________
      4)    Date Filed:
            ____________________________________________________

                              ASB FINANCIAL CORP.

                            503 Chillicothe Street
                            Portsmouth, Ohio 45662
                                (614) 354-3177

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     Notice is hereby given that the 1996 Annual Meeting of Shareholders of ASB Financial Corp. ("ASB") will be held at the Holiday Inn, U.S. Route 23 North, Portsmouth, Ohio 45662, on October 23, 1996 at 11:00 a.m., local time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

1.   To elect three directors of ASB for terms expiring in 1998;

2. To ratify the selection of Grant Thornton LLP as the auditors of ASB for the current fiscal year; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only shareholders of ASB of record at the close of business on September 6, 1996, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. The giving of a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                                            By Order of the Board of Directors





Portsmouth, Ohio                                  Gerald R. Jenkins, President
September 20, 1996

                              ASB FINANCIAL CORP.
                            503 Chillicothe Street
                            Portsmouth, Ohio 45662
                                (614) 354-3177

                                PROXY STATEMENT

                                    PROXIES

     The enclosed Proxy is being solicited by the Board of Directors of ASB Financial Corp. ("ASB") for use at the 1996 Annual Meeting of Shareholders of ASB to be held at the Holiday Inn, U.S. Route 23 North, Portsmouth, Ohio 45662, on October 23, 1996, at 11:00 a.m., local time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder executing a later dated proxy which is received by ASB before the Proxy is exercised or by giving notice of revocation to ASB in writing or in open meeting before the Proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke a Proxy.

     Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

               FOR the reelection of Messrs. Victor W. Morgan and Robert M. Smith and Dr. Louis M. Schoettle as directors of ASB for terms expiring in 1998; and

               FOR the  ratification  of the  selection of Grant  Thornton LLP
               ("Grant Thornton") as the auditors of ASB for the current fiscal year.

     Proxies may be solicited by the directors, officers and other employees of ASB and American Savings Bank, fsb ("American"), in person or by telephone, telegraph or mail only for use at the Annual Meeting. Such Proxies will not be used for any other meeting. The cost of soliciting Proxies will be borne by ASB.

     Only shareholders of record as of the close of business on September 6, 1996 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. ASB's records disclose that, as of the Voting Record Date, there were 1,713,960 votes entitled to be cast at the Annual Meeting.

     This Proxy Statement is first being mailed to shareholders of ASB on or about September 20, 1996.


                                 VOTE REQUIRED

Election of Directors

     Under Ohio law and ASB's Code of Regulations (the "Regulations"), the three nominees receiving the greatest number of votes will be elected as directors. Shares as to which the authority to vote is withheld are not counted toward the election of directors or toward the election of the individual nominees specified on the Proxy. If the accompanying Proxy is signed and dated by the shareholder but no vote is specified thereon, the shares held by such shareholder will be voted FOR the reelection of the three nominees.

Ratification of Selection of Auditors

     The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Grant Thornton as the auditors of ASB for the current fiscal year. The effect of an abstention is the same as a vote against ratification. If the accompanying Proxy is signed and dated by the shareholder but no vote is specified thereon, the shares held by such shareholder will be voted FOR the ratification of the selection of Grant Thornton as auditors.

             VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the only person known to ASB to own beneficially more than five percent of the outstanding common shares of ASB as of August 31, 1996:

                               Amount and Nature of            Percent of
Name and Address               Beneficial Ownership        Shares Outstanding
- - ----------------               --------------------        ------------------

First Bankers Trust, N.A.          126,960 (1)                   7.41%
1201 Broadway
Quincy, Illinois 62301

- - ---------------------------

(1) Consists of the shares held by First Bankers Trust, N.A. as the Trustee for the ASB Financial Corp. Employee Stock Ownership Plan (the "ESOP").

     The following table sets forth certain information with respect to the number of common shares of ASB beneficially owned by each director of ASB and by all directors and executive officers of ASB as a group as of August 31, 1996:

                                                         Amount and Nature of
                                                         Beneficial Ownership
                                                 -------------------------------------
                                                 Sole Voting and     Shared Voting and        Percent of
Name and Address(1)                              Investment Power     Investment Power    Shares Outstanding
- - -------------------                              ----------------    -----------------    ------------------
William J. Burke                                      14,408               16,361                1.80%
Lee O. Fitch                                          89,569 (2)            7,265                5.65
Gerald R. Jenkins                                     12,708               18,719                1.83
Victor W. Morgan                                      15,372               15,269                1.79
Louis M. Schoettle, M.D.                                   -               32,215                1.88
Robert M. Smith                                        6,879               14,944                1.27
All directors and executive officers of ASB
    as a group (9 persons)                           141,314              118,899               15.12%

- - -----------------------------

(1) Each of the persons listed in this table may be contacted at the address of ASB.

(2) This number includes 68,588 shares held by the American Savings Bank, fsb Management Recognition Plan and Trust Agreement (the "MRP"), with respect to which Mr. Fitch has sole voting power as Trustee of the MRP.

                              BOARD OF DIRECTORS

Election of Directors

     The Regulations provide for a Board of Directors consisting of six persons. Each of the directors of ASB is also a director of American.

     In accordance with Section 2.03 of the Regulations, nominees for election as directors may be proposed only by the directors or by a shareholder entitled to vote for directors if such shareholder has submitted a written nomination to the Secretary of ASB by the later of the August 15th immediately preceding the annual meeting of shareholders or the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of ASB owned either beneficially or of record by each such nominee and the length of time such shares have been so owned.

     The Board of Directors proposes the reelection of the following persons to terms which will expire in 1998:


                                                                           Director           Director
                                                                            of ASB           of American
Name                            Age(1)      Position(s) Held               Since (2)            Since
- - ----                            ------      ----------------               ---------         -----------
Victor W. Morgan                  69        Director                         1995               1978
Louis M. Schoettle, M.D.          70        Director                         1995               1975
Robert M. Smith                   50        Director and Vice President      1995               1985

- - -----------------------------

(1)  As of September 15, 1996.

(2) Each nominee became a director of ASB in connection with the conversion of American from mutual to stock form (the "Conversion") and the formation of ASB as the holding company for American.


If any nominee is unable to stand for election, any Proxies granting authority to vote for such nominee will be voted for such substitute as the Board of Directors recommends.

     The following directors will continue to serve after the Annual Meeting for the terms indicated:

                                                                 Director        Director of
                                                                  of ASB          American
Name                    Age(1)        Position(s) Held           Since (2)          Since          Term Expires
- - ----                    ------        ----------------           ---------       -----------       ------------
William J. Burke          55           Director                    1995             1977               1997
Lee O. Fitch              80           Director                    1995             1979               1997
Gerald R. Jenkins         61           Director and President      1995             1968               1997

- - -----------------------------

(1)  As of September 15, 1996.

(2)  Each director became a director of ASB in connection with the Conversion.


     Mr. Burke is a director, the chief executive officer and the marketing manager of OSCO Industries, Inc., a manufacturing company which has its principal place of business in Portsmouth, Ohio. He has been employed by OSCO Industries, Inc., since 1977.

     Mr. Fitch is a shareholder and director of the law firm of Miller, Searl and Fitch, L.P.A. He has practiced law with Miller, Searl and Fitch since 1950.

     Mr. Jenkins, the President and Chief Executive Officer of ASB and American, has been employed by American since 1967. Prior to becoming President in 1983, he held various positions at American including Secretary and Vice President.

     Mr. Morgan retired in 1990 after over 40 years with Morgan Brothers, Inc., a retail jewelry business in Portsmouth. At the time of his retirement, he was President of Morgan Brothers, Inc.

     Dr. Schoettle is a physician. He retired from active practice in 1994 after over 35 years of practicing medicine in Portsmouth. Dr. Schoettle also owns and operates a 1,100 acre farm.

     Mr. Smith has been employed by American since 1966 and is currently the Executive Vice President and chief financial officer of American, positions he has held since 1988. He also currently serves ASB as Vice President. Prior positions held by Mr. Smith with American include Secretary and Treasurer.

Meetings of Directors

     The Board of Directors of ASB met 10 times for regularly scheduled and special meetings. Each director attended at least 75% of the aggregate of such meetings and all committee meetings of which such director was a member.

     Each director of ASB is also a director of American. The Board of Directors of American met 13 times for regularly scheduled and special meetings during the fiscal year ended June 30, 1996. Each director attended at least 75% of the aggregate of such meetings and all meetings of committees of the Board of Directors of which such director was a member.

Committees of Directors

     The Board of Directors of ASB has an Audit Committee and a Stock Option Committee. The Board of Directors of ASB does not have a Nominating Committee.

     The Audit Committee recommends audit firms to the full Board of Directors and reviews and approves the annual independent audit report. The members of the Audit Committee are Messrs. Burke and Morgan and Dr. Schoettle. The Audit Committee met once during the fiscal year ended June 30, 1996.

     The Stock Option Committee is responsible for administering the Stock Option Plan, including interpreting the Stock Option Plan and awarding options pursuant to its terms. Its members are Messrs. Burke, Fitch and Morgan. The Stock Option Committee met once during the fiscal year ended June 30, 1996.

     The Board of Directors of American has an Executive Committee, an Audit Committee, a Finance Committee and a MRP Committee.

     The members of the Executive Committee are Messrs. Burke, Fitch, Jenkins and Smith. The Executive Committee serves as a loan approval committee and is authorized to act on behalf of the Board of Directors between regular meetings of the Board of Directors. The Executive Committee met ten times during the fiscal year ended June 30, 1996.

     The Audit Committee is responsible for reviewing the annual independent audit report of ASB. The members of the Audit Committee are Messrs. Burke and Morgan and Dr. Schoettle. The Audit Committee met once during the 1996 fiscal year.

     The Finance Committee is comprised of Messrs. Fitch, Jenkins and Morgan. The function of the Finance Committee is to determine compensation for American's executive officers and to make recommendations to the Board of Directors regarding employee compensation matters. The Finance Committee met once during the fiscal year ended June 30, 1996.

     The MRP Committee administers the MRP. Such committee consists of Messrs. Burke, Fitch and Morgan. The MRP Committee met once during the 1996 fiscal year.


                              EXECUTIVE OFFICERS

     In addition to Mr. Jenkins, the President of both ASB and American, and Mr. Smith, the Vice President of ASB and the Executive Vice President of American, the following persons are executive officers of ASB and American and hold the designated positions:

   Name                    Age (1)       Position(s) Held
  ------                  ---------     ------------------

   Carlisa R. Baker          34          Treasurer of American and ASB

   M. Kathryn Scott          45          Secretary of American and ASB

   Jack A. Stephenson        44          Vice President/Lending of American

   -----------------------------

   (1)  As of September 15, 1996.


     Ms. Baker has been employed by American since 1979. In 1993, she was promoted to her present position as Treasurer. In that capacity, she is responsible for American's accounting department. Ms. Baker has served as the Treasurer of ASB since November 1995.

     Ms. Scott has been employed by American since 1984. She is responsible for American's deposit activities. She has also served as American's corporate Secretary since 1993 and ASB's corporate Secretary since January 1995.

     Mr. Stephenson has been employed by American since 1987. Since 1988 he has served as American's Vice President responsible for lending activities.


               COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

     The following table sets forth the compensation paid to Gerald R. Jenkins, the President of ASB and American, for the fiscal years ended June 30, 1996, 1995 and 1994. No other executive officer of ASB earned salary and bonus in excess of $100,000 during such periods.


                                                Summary Compensation Table

                                   |--------------------|-------------------------------------|----------------------|
                                   |Annual Compensation |     Long Term Compensation          |      All Other       |
                                   |                    |                                     |    Compensation(1)   |
- - ----------------------|------------|----------|---------|-------------------------------------|----------------------|
                      |            |          |         |                Awards               |                      |
                      |            |          |         |------------------|------------------|                      |
Name and Principal    |    Year    |Salary ($)|Bonus ($)|     Restricted   |    Securities    |                      |
Position              |            |          |         |    Stock Awards  |    Underlying    |                      |
                      |            |          |         |        ($)       |  Options/SARs (#)|                      |
- - ----------------------|------------|----------|---------|------------------|------------------|----------------------|
Gerald R. Jenkins     |    1996    | $94,400  | $ 9,210 |        -         |      42,849 (2)  |        $15,900       |
  President           |    1995    | $89,900  | $13,200 |        -         |         -        |        $13,200       |
                      |    1994    | $87,700  | $13,200 |        -         |         -        |        $17,455       |

- - -------------------------

(Footnotes on next page)

(1) Does not include amounts attributable to miscellaneous benefits received by Mr. Jenkins, the cost of which was less than 10% of Mr. Jenkins' annual salary and bonus. The amounts reported consist of directors fees and a contribution to the account of Mr. Jenkins under American's Simplified Employee Pension Plan.

(2) Represents the number of common shares of ASB underlying options granted to Mr. Jenkins pursuant to the Stock Option Plan.


     American maintains a non-qualified retirement plan (the "Salary Plan") for the benefit of its five executive officers. The Plan provides for continued monthly compensation to an employee, or his or her beneficiary, for 180 months following the employee's retirement from American at age 65, provided the employee has completed 15 consecutive years of service to American. The Salary Plan provides for a reduced benefit if the employee retires after age 55 and before age 65. If the employee's employment is terminated prior to the employee attaining age 55 for any reason other than total disability or death, the employee is not entitled to receive any benefits under the Salary Plan. The benefit payable to Mr. Jenkins under the Salary Plan, assuming his retirement at age 65, is $5,000 per month for 180 months.

Stock Option Plan

     At the 1995 Annual Meeting of Shareholders of ASB, the Shareholders approved the Stock Option Plan. Pursuant to the Stock Option Plan, 171,396 common shares were reserved for issuance by ASB upon the exercise of options to be granted to certain directors, officers and employees of American and ASB from time to time under the Stock Option Plan. Options to purchase 145,684 common shares of ASB were awarded pursuant to the Stock Option Plan during the 1996 fiscal year.

     The Stock Option Committee may grant options under the Stock Option Plan at such times as they deem most beneficial to American and ASB on the basis of the individual participant's responsibility, tenure and future potential to American and ASB.

     Options granted to the officers and employees under the Stock Option Plan may be "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Options granted under the Stock Option Plan to directors who are not employees of ASB or American will not qualify under the Code and thus will not be incentive stock options ("Non-Qualified Stock Options").

     The option exercise price of each option granted under the Stock Option Plan will be determined by the Committee at the time of option grant, with the exception that the exercise price for an option must not be less than 100% of the fair market value of the shares on the date of the grant. In addition, the exercise price of an ISO may not be less than 110% of the fair market value of the shares on the date of the grant if the recipient owns more than 10% of ASB's outstanding common shares. The Committee shall fix the term of each option, except that an ISO shall not be exercisable after the expiration of ten years from the date it is granted; provided, however, that if a recipient of an ISO owns a number of shares representing more than 10% of the ASB shares outstanding at the time the ISO is granted, the term of the ISO shall not exceed five years. One-fifth of such stock options awarded under the Stock Option Plan will become exercisable on each of the first five anniversaries of the date of the award. If the fair market value of shares awarded pursuant to ISOs exercisable for the first time by a participant under the Stock Option Plan during any calendar year exceeds $100,000, however, the ISOs will be considered Non-Qualified Stock Options to the extent of such excess.

     An option recipient cannot transfer or assign an option other than by will or in accordance with the laws of descent and distribution. Termination for cause, as defined in the Stock Option Plan, will result in the annulment of any outstanding exercisable options and any options which have not yet become exercisable shall terminate upon the resignation, removal or retirement of a director of ASB or American, or upon the termination of employment of an officer or employee of ASB or American, except in the case of death or disability.

     The following table sets forth information regarding all grants of options to purchase common shares of ASB made to Mr. Jenkins during the 1996 fiscal year:


                                       Option/SAR Grants In Last Fiscal Year

                                                 Individual Grants
- - -----------------------------------------------------------------------------------------------------------------
                               Number of             % of Total
                              Securities            Options/SARs
                              Underlying             Granted to
                             Options/SARs           Employees in         Exercise or Base          Expiration
Name                          Granted (#)         1996 Fiscal Year        Price ($/Share)              Date
- - ------                      --------------     ----------------------   ------------------        ------------
Gerald R. Jenkins              42,849 (1)              38.5%                 $13.875           November 15, 2005

- - ----------------------------

(1) The option was granted on November 15, 1995, and is first exercisable with respect to one-fifth of the shares subject to the option on each anniversary of the date of grant of the option commencing November 15, 1996. The option is intended to quality as an ISO to the extent permitted by applicable regulations.


     The following table sets forth information regarding the number and value of unexercised options held by Mr. Jenkins at June 30, 1996:


                         Aggregated Option/SAR Exercises in Last Fiscal Year and 6/30/96 Option /SAR Values

                                                                  Number of Securities
                                                                 Underlying Unexercised         Value of Unexercised In-the-Money
                                                               Options/SARs at 6/30/96 (#)        Options/SARs at 6/30/96 ($)(1)
Name                     Shares Acquired on       Value
                            Exercise (#)      Realized ($)      Exercisable/Unexercisable           Exercisable/Unexercisable
- - ----------------------------------------------------------------------------------------------------------------------------------
Gerald R. Jenkins               -0-                N/A                 -0-/42,849                          -0-/$16,068

- - -----------------------------

(1) An option is "in-the-money" if the fair market value of the underlying stock exceeds the exercise price of the option. For purposes of this table, the value of the option was determined by multiplying the number of unexercised options by the difference between the $13.875 exercise price and the fair market value of ASB's common shares, which was $14.25 on June 28, 1996, based on the closing bid price reported by the Nasdaq National Market.


Management Recognition Plan

     At the 1995 Annual Meeting of the Shareholders of ASB, the shareholders approved the MRP. With funds contributed by American, the MRP purchased 68,558 common shares, 31,535 of which were awarded to directors and executive officers of ASB and American during the 1996 fiscal year.

     The MRP is administered the MRP Committee. The MRP Committee determines which directors and employees of American will be awarded shares under the MRP and the number of shares awarded; provided, however, that the aggregate number of shares covered by awards to any one director or employee shall not exceed 25% of the shares held pursuant to the MRP and directors who are not employees of American may not receive more than 5% of such shares individually or 30% in the aggregate.

     Unless the MRP Committee specifies a longer time period at the time of an award of shares, one-fifth of such shares will be earned and non-forfeitable on each of the first five anniversaries of the date of the award. Until shares awarded are earned by the participant, such shares will be forfeited in the event that the participant cases to be either a director or an employee of American, except that in the event of the death or disability of a participant, the participant's shares will be deemed to be earned and nonforfeitable.

     The shares will be distributed as soon as practicable after they are earned. A participant may direct the voting of all shares awarded to him or her prior to such shares being earned and will be entitled to the benefit of any dividends or other distributions paid on such shares. However, a participant will not be allowed, for five years from the effective date of the Conversion, to direct the voting of common shares awarded, but not yet earned and distributed, if such participant would, if permitted to vote such awarded shares, be deemed to own in excess of ten percent (10%) of all issued and outstanding common shares of ASB. Shares that have been awarded, but not earned, may not be transferred.

Director Compensation

     Each director currently receives a fee of $250 per month for service as a director of ASB and a fee of $1,200 per month for service as a director of American. In addition, each member of American's Audit Committee also receives $50 per committee meeting attended. During fiscal 1996, a total of $95,500 was paid in directors' fees.

     In December 1981 American instituted a deferred compensation benefit plan pursuant to which the directors could defer payment of their director's fees. Effective April 14, 1995, each of the six directors entered into agreements with American which restated such plan, transferred all amounts previously deferred to a trust, and provided that all future deferred amounts be contributed to the trust. The amounts deferred will be used to purchase stock of ASB at various times throughout the year. Dividends on ASB stock, to the extent permitted by law and regulations governing ASB's operations, shall be reinvested in ASB shares. One month after the director ceases to be an active director of American, American shall pay the director's deferred amount in a lump sum, or at the director's option, in equal monthly payments for a period of not less than five nor more than ten years. The deferred amount shall be paid in common stock of American unless American shall deem it prudent to convert the stock into cash.

     If a director dies while serving as a director of American, equal monthly payments for a period of ten years will be made to the director's beneficiary. Such death benefit payments will total the amount the director would have received if he had retired on the day of his death.


                             SELECTION OF AUDITORS


     The Board of Directors has selected Grant Thornton as the auditors of ASB for the current fiscal year and recommends that the shareholders ratify the selection. Management expects that a representative of Grant Thornton will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

                  PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

     Any proposals of shareholders intended to be included in ASB's proxy statement for the 1997 Annual Meeting of Shareholders should be sent to ASB by certified mail and must be received by ASB not later than May 23, 1997.

     Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


                                            By Order of the Board of Directors


                                                  Gerald R. Jenkins, President


September 20, 1996

                                REVOCABLE PROXY


        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                              ASB FINANCIAL CORP.

            ASB FINANCIAL CORP. 1996 ANNUAL MEETING OF SHAREHOLDERS
                               OCTOBER 23, 1996

     The undersigned shareholder of ASB Financial Corp. ("ASB") hereby constitutes and appoints William J. Burke and Lee O. Fitch, or either one of them, as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of ASB to be held at the Holiday Inn, U.S. Route 23 North, Portsmouth, Ohio 45662, on October 23, 1996, at 11:00 a.m. Eastern Daylight Time (the "Annual Meeting"), all of the shares of ASB which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.   The election of three directors for terms expiring in 1998:

         _______ FOR all nominees           _______ WITHHOLD authority to
                 listed below                       vote for all nominees
                 (except as marked to the           listed below:
                 contrary below):

                                         Victor W. Morgan
                                         Robert M. Smith
                                         Louis M. Schoettle, M.D.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

- - --------------------------------------------------------------------------------


2. The ratification of the selection of Grant Thornton LLP, certified public accountants, as the auditors of ASB for the current fiscal year.


     _______ FOR          _______ AGAINST          _______ ABSTAIN

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

        IMPORTANT: Please sign and date this Proxy on the reverse side.

     The Board of Directors recommends a vote "FOR" the nominees and the proposal listed on the reverse side.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise specified, the shares will be voted FOR proposals 1 and 2.

     All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 1996 Annual Meeting of Shareholders of ASB and of the accompanying Proxy Statement is hereby acknowledged.

     Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.


____________________________                ____________________________
Signature                                   Signature


____________________________                ____________________________
Print or Type Name                          Print or Type Name


Dated: _____________________                Dated: _____________________



      PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.